UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 7, 2026

Date of Report (Date of earliest event reported)

____________________

Progress Software Corporation

PROGRESS SOFTWARE CORP /MA

(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15 Wayside Road, Suite 400, Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(781) 280-4000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 7, 2026, Progress Software Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on, and distributed to its stockholders commencing on or about, March 25, 2026, in connection with the Annual Meeting (the “Proxy Statement”). Set forth below are the final voting results for the matters submitted to a vote of stockholders at the Annual Meeting.

(1)	The election of nine members to the Board of Directors of the Company, to serve until the Company’s 2027 Annual Meeting of Stockholders;
(2)	The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;
(3)	The approval of an increase in the number of shares authorized for issuance under the Company’s 2008 Stock Option and Incentive Plan, as Amended and Restated;
(4)	The approval of an increase in the number of shares authorized for issuance under the Company’s 1991 Employee Stock Purchase Plan, as Amended and Restated; and
(5)	The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

The following is a summary of the voting results for each matter presented to the stockholders:

Proposal 1 – Election of Directors:

	Total Vote For Each Director	Total Vote Withheld From Each Director	Broker Non-Votes
Paul T. Dacier	31,169,530	2,038,865	3,894,436
John R. Egan	31,124,676	2,083,719	3,894,436
Rainer Gawlick	32,295,438	912,957	3,894,436
Yogesh K. Gupta	31,990,304	1,218,091	3,894,436
Charles F. Kane	31,255,597	1,952,798	3,894,436
Samskriti Y. King	32,290,374	918,021	3,894,436
David A. Krall	31,407,753	1,800,642	3,894,436
Angela T. Tucci	32,301,276	907,119	3,894,436
Vivian M. Vitale	31,582,806	1,625,589	3,894,436

Proposal 2 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
31,236,329	1,956,233	15,833	3,894,436

Proposal 3 – Approval of an increase in the number of shares authorized for issuance under the Company’s 2008 Stock Option and Incentive Plan, as Amended and Restated:

For	Against	Abstain	Broker Non-Votes
30,766,625	2,421,416	20,354	3,894,436

Proposal 4 – Approval of an increase in the number of shares authorized for issuance under the Company’s 1991 Employee Stock Purchase Plan, as Amended and Restated:

For	Against	Abstain	Broker Non-Votes
33,065,101	137,046	6,248	3,894,436

Proposal 5 – Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026:

For	Against	Abstain
36,258,725	794,673	49,433

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progress Software Corporation
Date: May 11, 2026
	By:	/s/ YUFAN STEPHANIE WANG
YuFan Stephanie Wang
Chief Legal Officer and Corporate Secretary